UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2022

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, Radnor, PA
5 Radnor Corporate Center, Suite 500 100 Matsonford Rd, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 801-4670

__________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective September 21, 2022, Marinus Pharmaceuticals, Inc. (the “Company”) entered into a contract modification (“Amendment No. 2”) to its previously disclosed agreement with the Biomedical Advanced Research and Development Authority (“BARDA”), a division of the U.S. Department of Health and Human Services’ Office of the Assistant Secretary for Preparedness and Response, dated as of September 8, 2020 (as amended by Amendment No. 1, dated March 29, 2022, and Amendment No. 2, the “BARDA Contract”). Amendment No. 2, among other things, (i) provides for the exercise of BARDA’s option under the BARDA Contract to support U.S. onshoring of the manufacturing capabilities for ganaxolone active pharmaceutical ingredient (“Option 2”); (ii) changes the end date of the Company’s performance period under Option 2 from December 31, 2026 to July 31, 2025; (iii) increases the government cost share amount under Option 2 from approximately $11.5 million to approximately $12.3 million; and (iv) increases the Company’s cost share amount under Option 2 from approximately $4.9 million to approximately $5.3 million.

This description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01.

Item 8.01. Other Events.

On September 22, 2022, the Company issued a press release announcing that BARDA exercised its first contract option, valued at approximately $12.3 million, to support U.S. onshoring of the manufacturing capabilities for ganaxolone active pharmaceutical ingredient. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1

Amendment No. 2, dated September 21, 2022, by and between Marinus Pharmaceuticals, Inc. and the Biomedical Advanced Research and Development Authority, a division of the U.S. Department of Health and Human Services’ Office of the Assistant Secretary for Preparedness and Response.

99.1	Press Release, dated September 22, 2022, of Marinus Pharmaceuticals, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: September 23, 2022	/s/ Steven Pfanstiel
Steven Pfanstiel
Chief Financial Officer and Treasurer